UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 9, 2007

                   Jupiter Marine International Holdings, Inc.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)


          Florida                        0-26617                 65-0794113
          -------                        -------                 ----------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)

 3391 S.E. 14th Avenue Port Everglades, Florida                    33316
 ----------------------------------------------                    -----
    (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (954) 523-8985

                      ------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

         Effective February 9, 2007, the Company and Carl Herndon, Jr. mutually agreed to terminate his employment with the Company, as Mr. Herndon, Jr. has accepted a senior executive position with a private boat manufacturer. Such manufacturer does not directly complete with the Company's products. The functions performed by Mr. Herndon, Jr. have been assumed by several non executive Company employees.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 22, 2007              JUPITER MARINE INTERNATIONAL HOLDINGS, INC.

                                     BY: /s/ CARL HERNDON
                                         ----------------
                                         Carl Herndon
                                         Chief Executive Officer



































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